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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 18, 2002


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                    000-25469                  13-3845162
 --------------------------     -----------------------    -------------------
      (State or other              (Commission File           (IRS Employer
      jurisdiction of                  Number)             Identification No.)
       organization)





500-512 Seventh Avenue, New York, New York                 10018
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



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          (Former name or former address if changed since last report)



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Item 5.  Other Events.

         On September 18, 2002, iVillage Inc. ("iVillage") issued a press release announcing that iVillage received a notice from The Nasdaq Stock Market, Inc. that it had failed to maintain a minimum bid price of $1.00 per share over the last 30 consecutive trading days as required by the rules of The Nasdaq National Market. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         99.1 Press Release dated September 18, 2002 regarding iVillage Inc.'s announcement of its failure to maintain the minimum bid price per share required by the rules of The Nasdaq National Market.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   iVillage Inc.
                                                   (Registrant)

         Date: September 19, 2002                  By:  /s/ Scott Levine
                                                   ----------------------------
                                                        Scott Levine
                                                        Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated September 18, 2002 regarding iVillage Inc.'s announcement of its failure to maintain the minimum bid price per share required by the rules of The Nasdaq National Market.